EXHIBIT 13.01


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Gerdau S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2002, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Nildemar Secches, Chief Executive Officer, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/Jorge Gerdau Johannpeter
-----------------------------------
Name: Jorge Gerdau Johannpeter
Title: Chief Executive Officer

June 30,  2003